Tecogen
Clean Energy Solutions

April 8, 2026

Mr. John Hatsopoulos
76 Treble Cove Rd., Bldg. 1
N. Billerica, MA 01862

Re: Extension of Advisory Agreement

Dear John:

Tecogen has agreed to extend the term of your Advisory Agreement dated January 3, 2018, as amended, through March 31, 2028.

Please confirm your agreement by signing a copy of this letter and returning it to me.

We appreciate and value your continued contributions to Tecogen.

Sincerely,

Abinand Rangesh
CEO

AGREED:

John N. Hatsopoulos

45 First Avenue, Waltham, MA 02451
781-466-6400 • 781-466-6466 (fax)
www.tecogen.com